EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

AND OTHER LOAN DOCUMENTS

This EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) is made as of the 1st day of November, 2013, by and among LTN ACQUISITION, LLC, a Delaware limited liability company (“LTN Acquisition”), LTN STAFFING, LLC, a Delaware limited liability company, which intends to convert to a Delaware corporation named BG Staffing, Inc. (“Company” or “BG Staffing, Inc.”), BG STAFFING, LLC, a Delaware limited liability company (“BG Staffing, LLC”), BG PERSONNEL SERVICES, LP, a Texas limited partnership (“BG Personnel Services”), BG PERSONNEL, LP, a Texas limited partnership (“BG Personnel”), and B G STAFF SERVICES INC., a Texas corporation (“B G Staff Services”, and together with BG Staffing, Inc., BG Staffing, LLC, BG Personnel Services and BG Personnel, collectively, “Borrowers” and each a “Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of May 24, 2010, as amended from time to time (as amended, and as it may be further amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”); and

WHEREAS, Borrowers have advised Lender that the Company and LTN Acquisition intend to enter into the Reorganization Agreement (as defined herein) whereby they will effect the following transactions on a mutually agreed upon date: (a) Company shall acquire LTN Acquisition through a merger of LTN Acquisition with and into Company, with Company as the surviving company (the “Merger Transaction”), (b) immediately following the Merger Transaction, Company shall convert from a Delaware limited liability company to a Delaware corporation named BG Staffing, Inc. (the “Conversion Transaction,” and, with the Merger Transaction and the other transactions contemplated by the Reorganization Agreement (as defined herein), the “Reorganization”), and (c) Company shall file a registration statement with the SEC (as defined herein) to register certain of its securities under the Securities Act of 1933, as amended, and upon such registration statement’s becoming effective, shall become a publicly reporting company under the Exchange Act (as defined herein) (the “SEC Transaction”); and

WHEREAS, in addition, Borrowers have advised Lender that the Company shall change its principal place of business from 14900 Landmark Boulevard, Suite 300, Dallas, TX 75254, to 5000 Legacy Drive, Suite 350, Plano, TX 75024 (the “Address Change Transaction”; and together with the Reorganization and the SEC Transaction, collectively, the “Subject Transactions”); and

WHEREAS, Borrowers have requested that Lender consent to the Subject Transactions and amend the Loan Agreement and the other Loan Documents in certain respects, and Lender is agreeable to such request, on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Section 1 is amended to include the following two additional definitions in their respective proper numerical and alphabetical places therein:

“Conversion Transaction” has the meaning given such term in the Eighth Amendment.

“Eighth Amendment” shall mean that certain Eighth Amendment to Loan and Security Agreement and Other Loan Documents dated as of November 1, 2013 by and among Borrowers and Lender.

“Merger Transaction” has the meaning given such term in the Eighth Amendment.

“Reorganization” has the meaning given such term in the Eighth Amendment.

“Reorganization Agreement” shall mean the Reorganization Agreement dated as of November 1, 2013 by and among LTN Acquisition, LLC and LTN Staffing, LLC, as amended and in effect from time to time, as approved by the members of LTN Acquisition, LLC.

(b) The Agreement is further amended such that, from and after the consummation of the Merger Transaction, all references to the defined terms of “Guarantor” or “Guaranty” shall be deleted.

(c) The Agreement is further amended such that, from and after the date of consummation of the Conversion Transaction, all references to “LTN Staffing, LLC” or the defined term of “LTN Staffing” as a “Borrower” or otherwise shall be deemed to mean and refer to BG Staffing, Inc., a Delaware corporation.

(d) by inserting the following definitions to Section 1.1 in their respective proper alphabetical order:

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“SEC” shall mean the Securities and Exchange Commission.

(e) by amending and restating the definition of “Change of Control” in Section 1.1 to read as follows upon the consummation of the Conversion Transaction:

“Change in Control” shall mean the occurrence of any of the following events: (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder) of Capital Securities representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Capital Securities of BG Staffing, Inc.; or (b) BG Staffing, Inc. shall cease to own and control, directly or indirectly, all of the outstanding Capital Securities of any of BG Staffing, BG Personnel Services, BG Personnel or B G Staff Services. For the purpose hereof, the terms “control” or “controlling” shall mean the possession of the power to direct, or cause the direction of, the management and policies of a Borrower by contract or voting of securities or ownership interests.

(f) by deleting, upon the consummation of the Merger Transaction, the text following “(i)” only in the definition of “Pledge Agreements” in Section 1.1 (with the remainder of the definition remaining unchanged).

(g) by inserting the following as Section 7.27:

 7.27 Internal Controls. From and after the consummation of the SEC Transaction:

(a) Borrowers have established and shall maintain disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to Borrowers is made known to Borrowers’ principal executive officers and their principal financial officers or persons performing similar functions by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as a date within ninety (90) days prior to the filing of Company’s most recent annual or quarterly report filed with the SEC; and (iii) are effective in all material respects to perform the functions for which they were established;

(b) Based on the evaluation of its disclosure controls and procedures, no Borrower is aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect such Borrower’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in any Borrower’s internal controls; and

(c) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

 (d) Borrowers and their Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their property or business operations non-compliance with which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  Neither any Borrower nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental, health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(h) Sections 8.8(a) and (b) (with the remainder of Section 8.8 unchanged) are hereby amended and restated in their respective entireties to read as follows:

 (a) (x) promptly when available upon filing of the same with the SEC, a copy of the registration statement filed pursuant to the SEC Transaction and each amendment thereto; and (y) promptly when available, in any event by not later than the earlier of (i) within one hundred twenty (120) days after the close of each of its fiscal years, or (ii) the date of filing its annual report on Form 10-K with the SEC, a copy of the annual audited financial statements of Borrowers, including consolidated balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal year then ended and such other information (including nonfinancial information) as Lender may request, in reasonable detail, prepared and certified without adverse reference to going concern value and without qualification by an independent auditor of recognized standing, selected by Borrowers and reasonably acceptable to Lender; and

 (b) promptly when available, and in any event, within thirty (30) days following the end of each month, provided that with respect to each March, June, September and December, by not later than the earlier of (i) thirty (30) days following the end of such month, or (ii) the date of filing each quarterly report on Form 10-Q with the SEC, a copy of the consolidated financial statements of Borrowers regarding such month, including balance sheet, statement of income and retained earnings, statement of cash flows for the month then ended and such other information (including nonfinancial information) as Lender may request, in reasonable detail, prepared and certified as true and correct by Company’s treasurer or chief financial officer.

(i) Section 8.14 is hereby amended and restated in its entirety to read as follows:

 8.14 Other Reports. Borrowers shall, promptly upon filing the same with the SEC, provide to Lender a copy of each report on Form 8-K, each proxy statement and each other filing made by Company with the SEC. Borrowers shall also, within such period of time as Lender may specify, deliver to Lender such other schedules and reports as Lender may require.

(j) by amending and restating Section 9.5 to read as follows upon consummation of the Conversion Transaction:

 9.5 Issuance of Capital Securities. No Borrower shall issue any Capital Securities other than (a) with respect to BG Staffing, Inc., Capital Securities that by their terms do not require the periodic payment of cash or other property to the holders thereof, (b) with respect to BG Staffing, Inc., issuance of shares of such Borrower’s Common Securities pursuant to any employee or director option program, benefit plan or compensation program, or (c) any issuance of Capital Securities by a Subsidiary to such Borrower or another Subsidiary in accordance with Section 9.6.

(k) by inserting the following to the end of Section 9.6 upon the consummation of the Conversion Transaction:

“Notwithstanding anything to the contrary contained in this Section 9.6, (a) BG Staffing, Inc. may (i) pay annual director fees to each non-management director in the ordinary course of business, (ii) declare and pay dividends in respect of its Capital Securities so long as such dividends are in the form of the issuance of stock, warrants, options or other rights or interests (none of which shall have any ‘put’ rights or be subject to mandatory redemption) and do not include cash or notes or other property of BG Staffing, Inc., and (iii) pay cash in lieu of fractional shares in connection with any stock splits or reverse stock splits of the Capital Securities of BG Staffing, Inc., and (b) a Borrower may make a distribution or dividend to another Borrower that has granted a first perfected security interest in all of its assets in favor of Lender.

(l) by inserting the following to the end of Section 9.7 upon consummation of the Conversion Transaction:

“Notwithstanding the foregoing, director, officer and employee compensation (including bonuses and severance) and other benefits (including retirement, health, stock option and other benefit plans and indemnification arrangements) established by the Borrowers in good faith, including, but not limited to the directors fees described in Section 9.6, shall not be prohibited by this Section 9.7.

(m) Schedule 7.23 attached to the Loan Agreement is hereby deleted and replaced with the Schedule 7.23 attached to this Amendment.

3. Amendment to the Other Loan Documents. The other Loan Documents are hereby amended to the extent necessary to be consistent with the foregoing amendments to the Loan Agreement.

4. Release of Guarantor. Upon the consummation of the Merger Transaction, Lender shall be deemed to have automatically released LTN Acquisition from any and all obligations under that certain Continuing Unconditional Guaranty dated as of May 24, 2010 made by Guarantor in favor of Lender, as amended, restated, modified or supplemented and in effect from time to time, guarantying the obligations of Borrowers to Lender, at which time such Guaranty shall be of no further force or effect. Also upon consummation of the Merger Transaction, that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between Guarantor and the Lender shall be terminated and of no further force and effect and the assignments, pledges and security interests created or granted thereby, including Lender’ security interest in and pledge of outstanding capital stock or other equity interests of LTN Staffing, LLC, will concurrently terminate and be of no further force or effect.

5. Consent to Subject Transactions. Subject to the terms and conditions hereof, including, without limitation, the satisfaction of each of the conditions set forth in Section 8 hereof and in the paragraph below, Lender hereby consents to the Subject Transactions. The consent set forth herein shall be effective only in the specific instance and for the specific purpose set forth herein and shall neither extend to any other violations under, or default of, the Loan Agreement or any of the other Loan Documents, nor shall this consent prejudice any rights or remedies of Lender under the Loan Agreement or any of the other Loan Documents with respect to matters not specifically addressed hereby.

Lender’s consent shall be subject to the satisfaction of each of the following:

(i) Borrowers shall deliver to Lender executed copies of all documents and resolutions evidencing and approving the Subject Transactions promptly upon request by Lender, including, without limitation, the executed Reorganization Agreement and all schedules and exhibits thereto,

(ii)  promptly upon their filing and adoption, as applicable, Borrowers shall deliver to Lender a Secretary’s Certificate in form and substance acceptable to Lender, together with true, correct and complete copies of the Certificate of Merger, the Certificate of Conversion and the Certificate of Incorporation, each as filed with the Delaware Secretary of State, evidencing the Merger Transaction and the Conversion Transaction, a copy of the By-Laws of Company adopted pursuant to the Reorganization, an incumbency certificate and a copy of the resolutions approving the Merger Transaction and the Conversion Transaction,

(iii) Company shall deliver to Lender a true, correct and complete copy of the registration statement filed with the SEC and each amendment thereto, promptly upon filing thereof,

(iv) promptly upon consummation of the Reorganization, original replacement stock certificates and new undated stock powers executed in blank with respect to the stock of B G Staff Services, reflecting “BG Staffing, Inc.” as the holder thereof, shall have been delivered to Lender,

(v) within three (3) business days following filing thereof, copies of the Certificate of Merger, the Certificate of Conversion and Company’s Certificate of Incorporation, certified by the Delaware Secretary of State, and a good standing certificate for Company issued by the Delaware Secretary of State, and

(vi) within thirty (30) days following the Reorganization, evidence satisfactory to Lender that the Company has amended its qualification to do business in Texas to reflect its change of name and conversion to a corporation pursuant to the Reorganization and a good standing certificate for the Company under its new name issued by the Secretary of State of Texas.

Each Borrower hereby acknowledges, agrees and consents to Lender filing such UCC-1 and UCC-3 amendment financing statements in connection with the Subject Transactions as deemed necessary by Lender.

6. Reaffirmation and Confirmation of Security Interests. Each Borrower hereby confirms to Lender that such Borrower has granted to Lender a security interest in or Lien upon substantially all of the property of such Borrower, including, without limitation, the Collateral, to secure the Obligations. Each Borrower hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects.

In addition to the foregoing:

(a) Company hereby confirms to Lender that Company has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Membership Interests Security Agreement dated as of May 24, 2010 by and between Company and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Membership Interests Security Agreement”)), to secure the Liabilities (as defined in the Membership Interests Security Agreement), under and pursuant to the Membership Interests Security Agreement. Company hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Membership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. Company hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(b) Company hereby confirms to Lender that Company has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between Company and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the Partnership Interests Security Agreement), under and pursuant to the Partnership Interests Security Agreement. Company hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. Company hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(c) BG Staffing, LLC hereby confirms to Lender that BG Staffing, LLC has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Partnership Interests Security Agreement dated as of May 24, 2010 by and between BG Staffing, LLC and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “BG Staffing, LLC Partnership Interests Security Agreement”)), to secure the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), under and pursuant to the BG Staffing, LLC Partnership Interests Security Agreement. BG Staffing, LLC hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the BG Staffing, LLC Partnership Interests Security Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. BG Staffing hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

(d) Company hereby confirms to Lender that Company has granted to Lender a security interest in or Lien upon the Pledged Collateral (as defined in that certain Securities Pledge Agreement dated as of May 24, 2010 by and between Company and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Securities Pledge Agreement”)), to secure the Liabilities (as defined in the Securities Pledge Agreement), under and pursuant to the Securities Pledge Agreement. Company hereby expressly agrees that the Lien on the Pledged Collateral shall secure all of the Liabilities (as defined in the Securities Pledge Agreement), including, without limitation, the Loans, and hereby reaffirms its grant of such security interest and Lien to Lender for such purpose in all respects. Company hereby further expressly agrees that upon consummation of the Subject Transactions, the Lien on such Pledged Collateral shall continue to secure all of the Liabilities, including, without limitation, the Loans.

7. Representations and Warranties. Each Borrower hereby represents, warrants and covenants to Lender that:

(a) Authorization. Each Borrower is duly authorized to execute and deliver this Amendment and all deliveries required hereunder, and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement and the other Loan Documents.

(b) No Conflicts. The execution and delivery of this Amendment and all deliveries required hereunder, and the performance by each Borrower of its obligations under the Loan Agreement and the other Loan Documents do not and will not conflict with any provision of law or of the charter or by-laws, operating agreement or partnership agreement of any Borrower or of any agreement binding upon any Borrower.

(c) Validity and Binding Effect. This Amendment, the Loan Agreement and the other Loan Documents are a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(d) No Events of Default. As of the date hereof, no default or Event of Default under the Loan Agreement or any of the other Loan Documents has occurred or is continuing.

(e) Warranties. As of the date hereof, the representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects as though made on such date, except where a different date is specifically indicated.

8. Conditions to Effectiveness. This Amendment shall be deemed to be effective as of the date hereof (the “Amendment Effective Date”), and the effectiveness of this Amendment shall be subject to, the satisfaction of all of the following conditions:

(a) This Amendment, duly authorized and fully executed by each Borrower and Lender, and the Consent and Ratification of Capital Contribution Agreements and the Consent and Ratification of Subordination Agreement, each attached hereto and made a part hereof, each duly authorized and fully executed by the parties thereto, shall have been delivered to Lender.

(b) That certain Sixth Amendment to Subordination and Intercreditor Agreement dated as of even date herewith, in form and substance acceptable to Lender, duly authorized and fully executed by each of the 2007 Subordinated Creditors and Borrowers, shall have been delivered to Lender.

(c) That certain First Amendment to Amended and Restated Securities Purchase Agreement dated as of even date herewith by and among the 2007 Subordinated Creditors and Borrowers, including evidence that the 2007 Subordinated Creditors have consented to the Subject Transactions, in each case in form and substance acceptable to Lender.

(d) Such other documents, instruments or agreements as Lender may reasonably request in order to effectuate fully the transactions contemplated herein shall have been duly executed and delivered to Lender.

9. Opinion Letter. Each Borrower hereby covenants and agrees that in the event there are any future amendments to, modifications of, or any amendment and restatements of, the Loan Agreement or any of the other Loan Documents, such Borrower shall cause to be delivered to Lender in connection therewith an opinion letter from Borrowers’ counsel (including local Illinois counsel), in form and substance acceptable to Lender; provided, however, nothing herein shall be construed in any way as an agreement, intention, proposal or commitment by Lender, nor shall anything set forth herein bind Lender in any way, to amend, modify or amend and restate the Loan Agreement or any of the other Loan Documents at any time in the future in any respect.

10. Costs and Expenses. Borrowers shall jointly and severally pay all costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees.

11. Further Assurances. Each Borrower shall take such actions as are necessary or as Lender may reasonably request from time to time to ensure that the Obligations under the Loan Documents are secured by substantially all of the assets of such Borrower, in each case as Lender may determine, including (a) the execution and delivery of security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, and (b) the delivery of certificated securities and other collateral with respect to which perfection is obtained by possession.

12. Miscellaneous.

(a) Recitals; Captions. The WHEREAS clauses at the beginning of this Amendment are part of this Amendment. Section captions and headings used in this Amendment are for convenience only and are not part of and shall not affect the construction of this Amendment.

(b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute but one and the same document.

(d) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e) References. From and after the Amendment Effective Date, any reference to the Loan Agreement or the other Loan Documents contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement and secured by the Collateral. The Loan Agreement and each of the other Loan Documents, except as modified hereby, remain in full force and effect and are hereby reaffirmed in all respects.

(g) Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies such Borrower, which information includes the name and address of such Borrower and such other information that will allow Lender to identify such Borrower in accordance with the Act. In addition, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower or any subsidiary of such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, the parties have executed this Eighth Amendment to Loan and Security Agreement and Other Loan Documents as of the date first set forth above.

LTN ACQUISITION:

LTN ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	Manager and Authorized Person

BORROWERS:

LTN STAFFING, LLC, a Delaware limited liability company, which intends to convert to a Delaware corporation named BG Staffing, Inc., a Delaware corporation

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

BG STAFFING, LLC, a Delaware limited liability company

By:	LTN Staffing, LLC, a Delaware limited liability company

Its:	Sole Member

	By:	/s/ L. Allen Baker, Jr.
	Name:	L. Allen Baker, Jr.
	Title:	President and Chief Executive Officer

BG PERSONNEL SERVICES, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company

Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company

	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

BG PERSONNEL, LP, a Texas limited partnership

By:	BG Staffing, LLC, a Delaware limited liability company

Its:	General Partner

	By:	LTN Staffing, LLC, a Delaware limited liability company

	Its:	Sole Member

		By:	/s/ L. Allen Baker, Jr.
		Name:	L. Allen Baker, Jr.
		Title:	President and Chief Executive Officer

B G STAFF SERVICES INC., a Texas corporation

By:	/s/ L. Allen Baker, Jr.
Name:	L. Allen Baker, Jr.
Title:	President and Chief Executive Officer

LENDER:

FIFTH THIRD BANK, an Ohio banking corporation, successor by merger with Fifth Third Bank, a Michigan banking corporation

By:	/s/ Ingrid H. Deroubaix
Name:	Ingrid H. Deroubaix
Title:	Senior Vice President

SCHEDULE 7.23

Place of Business

5000 Legacy Drive

Suite 350

Plano, TX 75024

Cross Building

7718 Woodhollow Drive

Suite G30

Austin, TX 78731

Corporate Office Centers

Bank of America Center

2000 E. Lamar Blvd.

Suite 600

Arlington, TX 76006

The Atrium Office Building

85 NE Loop 410

Suite 206

San Antonio, TX 78216

Fountainview Place

2650 Fountainview

Suite 300

Houston, TX 77057

909 Belvidere Rd

Waukegan, IL 60085

546 West Mitchell Street

Milwaukee, Wisconsin 53204

1900 Oates Drive

Suite 134

Mesquite, Texas  75150

Consent and ratification OF CAPITAL CONTRIBUTION AGREEMENTS

The undersigned (“Obligor”) is the obligor under the terms of (i) that certain Capital Contribution Agreement dated as of November 21, 2011 by and among Obligor, Borrowers and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “Extrinsic Capital Contribution Agreement”), (ii) that certain Capital Contribution Agreement dated as of December 3, 2012 by and among Obligor, Borrowers and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “API Capital Contribution Agreement”), and (iii) that certain Capital Contribution Agreement dated as of May 28, 2013 by and among Obligor, Borrowers and Lender (as amended, restated, modified or supplemented and in effect from time to time, the “InStaff Capital Contribution Agreement”, and together with the Extrinsic Capital Contribution Agreement and the API Capital Contribution Agreement, collectively, the “Contribution Agreements”). Obligor hereby expressly: (a) consents to the execution by Borrowers and Lender of the above Eighth Amendment to Loan and Security Agreement and Other Loan Documents; (b) acknowledges and agrees that from and after the consummation of the Conversion Transaction, all references to “LTN Staffing, LLC” or the defined term of “LTN Staffing” as a “Borrower” in each of the Contribution Agreements is hereby replaced with and shall mean “BG Staffing, Inc.”; (c) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Contribution Agreements; and (d) agrees that all such obligations and liabilities under the Contribution Agreements shall continue in full force and that the execution and delivery of the above Eighth Amendment to Loan and Security Agreement and Other Loan Documents to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of Obligor to Lender under any of the Contribution Agreements, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of Lender at law, in equity or by statute, against Obligor pursuant to the Contribution Agreements, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Obligor under the Contribution Agreements.

TAGLICH PRIVATE EQUITY, LLC

By:	/s/ Douglas E. Hailey
Name:	Douglas E. Hailey
Title:	Managing Member

Consent and ratification OF

SUBORDINATION AGREEMENT

Each of the undersigned (collectively, “Subordinated Creditors” and each a “Subordinated Creditor”), is a subordinated creditor to Borrower and entered into that certain Subordination and Intercreditor Agreement dated as of October 17, 2007 by and among Lender, Subordinated Creditors, Borrowers and Guarantor, as amended from time to time (as amended, restated, modified or supplemented and in effect from time to time, the “Subordination Agreement”). Each Subordinated Creditor hereby (a) consents to the execution by Borrowers and Lender of the above Eighth Amendment to Loan and Security Agreement and Other Loan Documents; (b) acknowledges and agrees that from and after the consummation of the Conversion Transaction, all references to “LTN Staffing, LLC” or the defined term of “LTN Staffing” as a “Borrower” in the Subordination Agreement is hereby replaced with and shall mean “BG Staffing, Inc.”; (c) acknowledges that the “Senior Debt” (as defined in the Subordination Agreement) includes all of the obligations and liabilities owing from time to time by Borrowers to Lender, including, without limitation, the Obligations (which include the increased Revolving Loans and the Term Loan); (d) acknowledges that the “Subordinated Debt” (as defined in the Subordination Agreement) and any liens and security interests of Subordinated Creditors in the Collateral (as defined in the Subordination Agreement) shall remain subordinate to the “Senior Debt” and the liens and security interests of Lender in the Collateral; (e) acknowledges that no Subordinated Creditor has any set-off, defense or counterclaim to the payment or performance of any of the obligations of such Subordinated Creditor under the Subordination Agreement; (f) reaffirms, assumes and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms and conditions that are contained in the Subordination Agreement; (g) agrees that all such obligations and liabilities under the Subordination Agreement shall continue in full force and effect and shall not be discharged, limited, impaired or affected in any manner whatsoever; and (h) represents and warrants that each of the representations and warranties made by such Subordinated Creditor in any of the documents executed in connection with the Loans remain true and correct as of the date hereof.

SUBORDINATED CREDITORS:

LEGG MASON SBIC MEZZANINE FUND, L.P., a Delaware limited partnership

By:	Legg Mason SBIC Mezzanine Fund Management, LLC

Its:	General Partner

	By:	/s/ Andrew L. John
	Name:	Andrew L. John
	Its:	Member

BROOKSIDE PECKS CAPITAL PARTNERS, L.P., a Delaware limited partnership

By:	Brookside Pecks Management, LLC

Its:	General Partner

	By:	/s/ David Buttlow
	Name:	David Buttlow
	Its:	Managing Director

BROOKSIDE MEZZANINE FUND II, L.P., a Delaware limited partnership

By:	Brookside Mezzanine Partners II, LLC

Its:	General Partner

	By:	/s/ Corey Sclar
	Name:	Corey Sclar
	Its:	Managing Director